UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12

                        CONDOR TECHNOLOGY SOLUTIONS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Condor Technology Solutions, Inc.              The Warehouse Camden Yards
                                               351 West Camden Street, Suite 801
                               [LOGO OMITTED]  Baltimore, MD 21201


                                                               November 28, 2001


Dear Shareholder:

This letter is sent to remind shareholders of Condor Technology Solutions, Inc. that the annual meeting of shareholders will be held on Wednesday, December 19, 2001 at 10:00 a.m. EST at the Fairview Park Marriott in Falls Church, Virginia. The Company encourages all persons who are shareholders as of the record date of October 31, 2001 to mark, date, sign and return the enclosed proxy card. Your vote is important regardless of the number of shares you own.

If you have any questions or need assistance with voting your shares, please call our proxy solicitor, Georgeson Shareholder Communications, at 1-800-223-2064.




                                           Sincerely,

                                           /s/ J. L. Huitt, Jr.

                                           President and Chief Executive Officer